EXHIBIT 99.2
                                 ------------

                Computational Materials and/or ABS Term Sheets

Financial Engineering Group                                                                     User:                      leinwae
Greenwich Capital Markets                                     CW0513FC1 A7                               April 26, 2005   12:30 PM

----------------------------------------------------------------------------------------------------------------
                                              Bond Description
----------------------------------------------------------------------------------------------------------------
Name:                   CW0513FC1 A7   Coll. Type:                        WL   PAC Bands:                  n/a
Cusip:                                 Orig. Balance:        $400,000,000.00    Settlement Date:    04/29/2005
Coupon:                   5.500000 %   Net Coupon:                5.712441 %   Issue Date:          04/01/2005
Formula:                         N/A   Gross Coupon:              5.922487 %   First Pay Date:      05/25/2005
Orig. Balance:        $18,859,900.00   Srvc Fee:                  0.210046 %   Maturity Date:              n/a
Factor:                   1.00000000   Orig. Term:                   360 mos   Days Delay:                  24
Factor date:              04/01/2005   Current WAM:                  360 mos
Current Cap:                     N/A   Current Age:                    0 mos
Current Floor:                   N/A   WAVG Loansize:
Cur. Balance:         $18,859,900.00
----------------------------------------------------------------------------------------------------------------

Curve type:      Static                      CMO Price -> Yield Sensitivity Table

                         -----------------------------------------------------------------------
                            0             100             300            400             600
-------------------------
                   Price   PSA            PSA             PSA            PSA             PSA
------------------------------------------------------------------------------------------------
                   97-16    5.72           5.73            5.83           5.92            6.10
                   97-20    5.71           5.72            5.82           5.89            6.06
                   97-24    5.70           5.71            5.80           5.87            6.03
                   97-28    5.69           5.70            5.78           5.85            6.00
------------------------------------------------------------------------------------------------
                   98-00    5.68           5.69            5.77           5.83            5.97
------------------------------------------------------------------------------------------------
                   98-04    5.67           5.68            5.75           5.81            5.94
                   98-08    5.66           5.67            5.74           5.79            5.91
                   98-12    5.65           5.66            5.72           5.77            5.88
                   98-16    5.64           5.65            5.71           5.75            5.84
------------------------------------------------------------------------------------------------
WAL                        28.65          23.65           11.37           7.91            4.73
Mod. Dur                   13.95          12.74            7.99           6.10            4.04
Spread                     103.8          114.2           144.8          166.3           201.3
First Date              06/25/32       12/25/23        08/25/12       11/25/10        03/25/09
Last Date               04/25/35       04/25/35        04/25/35       04/25/35        04/25/11
------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
         1 mo    2 mo    3 mo    4 mo   5 mo    6 mo    7 mo    8 mo    9 mo   10 mo   11 mo   12 mo
-------------------------------------------------------------------------------------------------------
  CPR
-------------------------------------------------------------------------------------------------------

  -------------------------------------------------------
  AVG     1 mo    3 mo    6 mo    9 mo   12 mo   Life
  -------------------------------------------------------
   CPR
  -------------------------------------------------------



---------------------------------------------------------------------------------------------------------
COB: 04/25/2005    3 Month   6 Month   1 Year     2 Year      3 Year      5 Year     10 Year     30 Year
---------------------------------------------------------------------------------------------------------
OffTR Yld            2.891     3.131    3.405      3.655       3.784       3.976       4.340       4.667
---------------------------------------------------------------------------------------------------------
OnTR/Swp Spd         2.918     3.175    3.341   3.670/40    3.772/46    3.980/45    4.292/45    4.590/49
---------------------------------------------------------------------------------------------------------
OnTR Price          99-08+     98-14   98-09+    100-04+      98-30+      100-03       97-22      111-25
---------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
            CAP VOLS (years)
-----------------------------------------------------------------------------
      1            2            3             5            10            30
-----------------------------------------------------------------------------
   16.050        19.570       21.090        21.680        20.050       17.660
-----------------------------------------------------------------------------

------------------------------------------------------        --------------
         SWAPTION VOLS (years)                                  Price-2-Call
------------------------------------------------------
   3 X 5        1 X 10        5 X 10       10 X 10
------------------------------------------------------        --------------
  19.950        19.090        16.560       13.190              No
------------------------------------------------------        --------------

---------------------------------       -----------------------------------
 1 Mo L   3Mo L   11Cof   Prime           15Mtg   30Mtg  FN5.5May  FN5.0May
---------------------------------       -----------------------------------
   3.060   3.187   2.317   5.750          5.376   5.834   100-22    98-21
---------------------------------       -----------------------------------

---------------------------------------------------------------------------------------------------------------------------
 Prepay   Turnover   Turnover   Refi Vol   Refi Elb    Burnout     Burnout    Lockin     Lockin    MRate    Refi    Surge
 Knobs     Level       Ramp                 Shift      Severity    Timing    Severity     Rate     Shift    Ramp
---------------------------------------------------------------------------------------------------------------------------
Settings        0           0          0          0            0         0          0         0        0       0        0
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
 Prepay    Default     Model     Collateral      Term
 Knobs      Size     Version      Override     Override
--------------------------------------------------------
Settings         0         50     DEFAULT       DEFAULT
--------------------------------------------------------

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein.

Financial Engineering Group                                                                     User:                     leinwae
Greenwich Capital Markets                                     CW0513FC1 A6                              April 26, 2005   12:29 PM

-----------------------------------------------------------------------------------------------------------------------------
                                              Bond Description
-----------------------------------------------------------------------------------------------------------------------------
  Name:                      CW0513FC1 A6   Coll. Type:                           WL   PAC Bands:                       n/a
  Cusip:                                    Orig. Balance:           $400,000,000.00   Settlement Date:          04/29/2005
  Coupon:                      5.500000 %   Net Coupon:                   5.712441 %   Issue Date:               04/01/2005
  Formula:                            N/A   Gross Coupon:                 5.922487 %   First Pay Date:           05/25/2005
  Orig. Balance:           $29,500,000.00   Srvc Fee:                     0.210046 %   Maturity Date:                   n/a
  Factor:                      1.00000000   Orig. Term:                      360 mos   Days Delay:                       24
  Factor date:                 04/01/2005   Current WAM:                     360 mos
  Current Cap:                        N/A   Current Age:                       0 mos
  Current Floor:                      N/A   WAVG Loansize:
  Cur. Balance:            $29,500,000.00
-----------------------------------------------------------------------------------------------------------------------------


Curve type:  ic                                                         CMO Price -> Yield Sensitivity Table

                      --------------------------------------------------------------------------------------
                              0                 100               300                400            600
----------------------
                Price        PSA                PSA               PSA                PSA            PSA
------------------------------------------------------------------------------------------------------------
               100-16          5.45               5.45              5.41               5.38           5.32
               100-20          5.43               5.43              5.39               5.35           5.28
               100-24          5.42               5.42              5.36               5.32           5.25
               100-28          5.40               5.40              5.34               5.30           5.21
------------------------------------------------------------------------------------------------------------
               101-00          5.39               5.39              5.32               5.27           5.17
------------------------------------------------------------------------------------------------------------
               101-04          5.37               5.37              5.30               5.24           5.14
               101-08          5.35               5.35              5.28               5.22           5.10
               101-12          5.34               5.34              5.26               5.19           5.07
               101-16          5.32               5.32              5.23               5.16           5.03
------------------------------------------------------------------------------------------------------------
WAL                           10.94              10.94              7.02               5.53           4.00
Mod. Dur                       7.65               7.65              5.61               4.62           3.50
Spread                        107.2              107.2             120.8              125.3          128.8
First Date                 05/25/05           05/25/05          05/25/05           05/25/05       05/25/05
Last Date                  01/25/24           12/25/23          08/25/14           03/25/12       01/25/10
------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
         1 mo    2 mo    3 mo    4 mo   5 mo    6 mo    7 mo    8 mo    9 mo   10 mo   11 mo   12 mo
-------------------------------------------------------------------------------------------------------
  CPR
-------------------------------------------------------------------------------------------------------

  -------------------------------------------------------
  AVG     1 mo    3 mo    6 mo    9 mo   12 mo   Life
  -------------------------------------------------------
   CPR
  -------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
COB: 04/25/2005       3 Month       6 Month       1 Year        2 Year        3 Year       5 Year       10 Year       30 Year
------------------------------------------------------------------------------------------------------------------------------
OffTR Yld               2.891         3.131         3.405        3.655         3.784        3.976         4.340         4.667
------------------------------------------------------------------------------------------------------------------------------
OnTR/Swp Spd            2.918         3.175         3.341     3.670/40      3.772/46     3.980/45      4.292/45      4.590/49
------------------------------------------------------------------------------------------------------------------------------
OnTR Price             99-08+         98-14        98-09+      100-04+        98-30+       100-03         97-22        111-25
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
            CAP VOLS (years)
----------------------------------------------------------------------------
   1             2            3             5            10           30
----------------------------------------------------------------------------
 16.050        19.570       21.090        21.680       20.050        17.660
----------------------------------------------------------------------------


------------------------------------------------           -------------
         SWAPTION VOLS (years)                             Price-2-Call
------------------------------------------------
3 X 5        1 X 10        5 X 10       10 X 10
------------------------------------------------           -------------
19.950        19.090       16.560        13.190           No
------------------------------------------------           -------------


--------------------------------------------------------
    1 Mo L         3Mo L        11Cof         Prime
--------------------------------------------------------
     3.060         3.187        2.317         5.750
--------------------------------------------------------


------------------------------------------------------
   15Mtg         30Mtg         FN5.5May      FN5.0May
------------------------------------------------------
   5.376         5.834          100-22         98-21
------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
 Prepay   Turnover   Turnover   Refi Vol   Refi Elb    Burnout     Burnout    Lockin     Lockin    MRate    Refi    Surge
 Knobs     Level       Ramp                 Shift      Severity    Timing    Severity     Rate     Shift    Ramp
---------------------------------------------------------------------------------------------------------------------------
Settings        0           0          0          0            0         0          0         0        0       0        0
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------
 Prepay    Default     Model     Collateral      Term
 Knobs      Size     Version      Override     Override
--------------------------------------------------------
Settings         0         50     DEFAULT       DEFAULT
--------------------------------------------------------

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein.